Significant transactions	6 Months Ended
Jun. 30, 2025
Significant Transactions [Abstract]
Significant transactions	Significant transactions
Significant transactions in 2025
Vision Care - Acquisition of majority interest in Aurion Biotech, Inc.
On March 24, 2025, Alcon closed on agreements with certain existing shareholders of Aurion Biotech, Inc. ("Aurion") to acquire approximately 58.7% of outstanding equity for approximately $486 million and outstanding convertible notes from the same shareholders for approximately $36 million, totaling $522 million cash paid at closing. When combined with Alcon's existing 40.3% investment in Aurion, the transaction resulted in 99% ownership of Aurion on an outstanding basis. Aurion's ownership on a fully diluted basis at closing was approximately 85.0% held by Alcon and 15.0% held by non-controlling interests. This transaction supports Alcon's ophthalmic pharmaceutical portfolio expansion, including biopharmaceutical applications, with the potential to advance the first-ever corneal cell therapy candidate. The acquisition of majority interest was accounted for as a business combination that resulted in goodwill of $140 million after the preliminary purchase price allocation ("PPA") of the consideration to the fair values of acquired assets and assumed liabilities. The fair values of the acquired assets and assumed liabilities are provisional primarily due to pending final measurement of the non-controlling interests and valuation of acquired tax attributes. Total cash paid at closing, net of cash acquired, was $496 million. Refer to Note 11 for additional information, including preliminary PPA and details related to the associated non-controlling interests.
Surgical - Acquisition of Cylite Pty Ltd.
On January 16, 2025, Alcon executed a stock purchase agreement and acquired approximately 91.2% of outstanding equity from Cylite Pty Ltd. ("Cylite") shareholders, resulting in 100% ownership when combined with Alcon's existing 8.8% investment in Cylite. The Cylite diagnostic device complements Alcon’s existing Surgical portfolio for cataracts. The acquisition of the remaining equity interest was accounted for as a business combination that resulted in goodwill of $90 million after the preliminary PPA of the consideration to the fair values of acquired assets and assumed liabilities. The fair value of the assets acquired and liabilities assumed for the acquisition were based on preliminary calculations and valuations, and the estimates and assumptions for this acquisition are subject to change as additional information is obtained during the respective measurement period up to one year from the acquisition date. Total cash paid at closing, net of cash acquired, was $72 million. Refer to Note 11 for additional information and preliminary PPA.
Significant transactions in 2024
Divestment of product rights and out-licensing in China
On October 17, 2024, Alcon closed on a set of definitive agreements to divest its rights in China in favor of Ocumension Therapeutics (Hong Kong) Limited (“Ocumension”) to Bion Tears and Tears Naturale (reported in Vision Care segment) and procedural eye drops (reported in Surgical segment). Under the terms of the agreements, Ocumension licensed the exclusive commercialization rights to Systane Ultra in China and development and commercialization rights to AR-15512 in China. In exchange, Alcon received up-front consideration of $116 million in the form of approximately 16.7% of the ordinary shares of Ocumension. Alcon will also receive royalties and defined AR-15512 sales milestones.
Surgical - Acquisition of BELKIN Vision Ltd.
On July 1, 2024, Alcon acquired 100% of the outstanding shares and equity of BELKIN Vision Ltd. ("BELKIN") as provided under the Agreement and Plan of Merger. This transaction complements Alcon’s existing Surgical portfolio in the treatment of glaucoma. The acquisition was accounted for as a business combination that resulted in goodwill of $20 million after the PPA of the consideration to the fair values of acquired assets and assumed liabilities. Total cash paid at closing for the net identifiable assets recognized, net of cash acquired, was $61 million.